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                                                             Exhibit (h)(15)(d)

                              AMENDMENT NO. 6 TO
                            PARTICIPATION AGREEMENT

     American General Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. hereby amend the Participation Agreement made and entered into as of December 10, 2004 (the "Agreement") as follows:

     1. The 11/th/ WHEREAS paragraph of the Agreement is deleted in its entirety and replaced with the following and in addition, any other references in the Agreement to American General Equity Services Corporation are hereby changed to SunAmerica Capital Services, Inc. as appropriate:

                 "WHEREAS, SunAmerica Capital Services, Inc. ("Policy Underwriter"), the underwriter for the variable annuity and the variable life policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and"

     2. Schedule A is hereby deleted in its entirety and replaced with Schedule A attached hereto.

     IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 6 be effective as of the 22nd day of November, 2013 except as otherwise indicated in Schedule A hereto.

PIONEER VARIABLE CONTRACTS TRUST,
On behalf of the Portfolios
By its authorized officer and not individually,

By:     /s/ CHRISTOPHER J. KELLEY
     --------------------------------------------
Name:     CHRISTOPHER J. KELLEY
       ------------------------------------------
Title:          SECRETARY
        -----------------------------------------

PIONEER INVESTMENT MANAGEMENT, INC.
By its authorized officer,

By:      /s/ Gregg Dooling
     --------------------------------------------
Name:                Gregg Dooling
       ------------------------------------------
Title:                     CFO
        -----------------------------------------

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PIONEER FUNDS DISTRIBUTOR, INC.
By its authorized officer,

By:
     -------------------------------
Name:
       -----------------------------
Title:
        ----------------------------

AMERICAN GENERAL LIFE INSURANCE
COMPANY
                                        ATTEST:

By:      /s/ John Gatesman              By:       /s/ Jim A. Loppedge
     -------------------------------         ---------------------------------
Name:      John Gatesman                Name:   Jim A. Loppedge
       -----------------------------           -------------------------------
Title:     Authorized Signatory         Title:    Assistant Secretary
        ----------------------------            ------------------------------

                                  SCHEDULE A

                      ACCOUNTS, CONTRACTS AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
   (EFFECTIVE AS OF NOVEMBER 22, 2013, EXCEPT AS OTHERWISE INDICATED BELOW)

PORTFOLIOS SUBJECT TO THE PARTICIPATION AGREEMENT

Pioneer Fund VCT Portfolio - Class I
Pioneer Mid Cap Value VCT Portfolio - Class I
Pioneer Select Mid Cap Growth VCT Portfolio - Class I

ACCOUNTS AND CONTRACTS SUBJECT TO THE PARTICIPATION AGREEMENT

-------------------------------------------------------------------------------
SEPARATE ACCOUNTS OF THE COMPANY       CONTRACTS REGISTERED UNDER THE 1933 ACT
REGISTERED UNDER THE 1940 ACT AS UNIT
INVESTMENT TRUSTS

-------------------------------------------------------------------------------
American General Life Insurance        AG Corporate Investor Variable Life
Company                                Insurance Policies
Separate Account VL-R                  Effective: August 31, 2007
Established: May 6, 1997
-------------------------------------------------------------------------------
                                       AG Income Advantage VUL Variable Life
                                       Insurance Policies
                                       Effective: October 1, 2007
-------------------------------------------------------------------------------
                                       Corporate America Variable Life
                                       Insurance Policies
-------------------------------------------------------------------------------
                                       Corporate Investor Select Flexible
                                       Premium Variable Universal Life
                                       Insurance Policies
                                       Effective: December 1, 2008
-------------------------------------------------------------------------------
                                       Income Advantage Select Variable Life
                                       Insurance Policies
                                       Effective: September 15, 2008
-------------------------------------------------------------------------------
                                       Platinum Investor I Variable Life
                                       Insurance Policies
-------------------------------------------------------------------------------
                                       Platinum Investor II Variable Life
                                       Insurance Policies
-------------------------------------------------------------------------------
                                       Platinum Investor III Variable Life
                                       Insurance Policies
-------------------------------------------------------------------------------
                                       Platinum Investor IV Variable Life
                                       Insurance Policies
                                       Effective: May 1, 2006
-------------------------------------------------------------------------------
                                       Platinum Investor FlexDirector Variable
                                       Life Insurance Policies
                                       Effective: May 1, 2006
-------------------------------------------------------------------------------
                                       Platinum Investor PLUS Variable Life
                                       Insurance Policies
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       Platinum Investor Survivor Variable
                                       Life Insurance Policies
-------------------------------------------------------------------------------
                                       Platinum Investor Survivor II Variable
                                       Life Insurance Policies
-------------------------------------------------------------------------------
                                       Platinum Investor VIP Variable Life
                                       Insurance Policies
-------------------------------------------------------------------------------
                                       Protection Advantage Select VUL
                                       Variable Life Insurance Policies
                                       Effective: February 1, 2008
-------------------------------------------------------------------------------
                                       Survivor Advantage Joint and Last
                                       Survivor Flexible Premium Variable
                                       Universal Life Insurance Policies
                                       Effective: December 1, 2008
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
American General Life Insurance        Platinum Investor Immediate Variable
Company                                Annuity
Separate Account D                     Effective: May 1, 2006
Established: November 19, 1973
-------------------------------------------------------------------------------
                                       Platinum Investor Variable Annuity
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
American General Life Insurance        Signature II products
Company
Separate Account VL-U LIS
Established: October 19, 1998
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
American General Life Insurance        Executive Advantage VUL
Company                                Policy Form Nos. 11GVULU997 and
Separate Account II                    11GVULD997
Established: June 5, 1986
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SEPARATE ACCOUNTS OF THE COMPANY       CONTRACTS EXEMPT FROM REGISTRATION
EXEMPT FROM REGISTRATION UNDER THE     UNDER THE 1933 ACT
1940 ACT AS UNIT INVESTMENT TRUSTS

-------------------------------------------------------------------------------
American General Life Insurance        Group PPVUL, Form Nos.
Company                                11GVUL0495/11PVUL0996/12PVUL1098X
Separate Account IV
Established: June 5, 1986
-------------------------------------------------------------------------------
American General Life Insurance        Group PPVUL, Form Nos.
Company                                11PVUL0996/11FJVUL798
Separate Account 7
Established: June 5, 1986
-------------------------------------------------------------------------------
American General Life Insurance        Group PPVUL, Form Nos. 11FJVUL798
Company
Separate Account 9
Established: June 5, 1986
-------------------------------------------------------------------------------
American General Life Insurance        Group PPVUL, Form Nos. 12PVUL1098X
Company
Separate Account 10
Established: June 5, 1986
-------------------------------------------------------------------------------
American General Life Insurance        Premier PPVUL, Form Nos.
Company                                02056/11FJVUL798
Separate Account 101
Established: August 29, 2002
-------------------------------------------------------------------------------
American General Life Insurance        Premier PPVA, Form Nos. 05060
Company
Separate Account 102
Established: June 1, 2005
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
American General Life Insurance        Premier PPVA, Form Nos. 05060
Company
Separate Account 104
Established: August 5, 2009
-------------------------------------------------------------------------------
American General Life Insurance        Group PPVUL, Form Nos. 09065
Company
Separate Account 106
Established: March 1, 2010
-------------------------------------------------------------------------------